UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2017 (May 25, 2017)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Arconic Inc. (“Arconic” or the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 25, 2017.

(b) Set forth below are each of the matters submitted to a vote of the shareholders, and the preliminary voting results reported by the Company’s proxy solicitor, Innisfree M&A Incorporated (“Innisfree”) based on the information available to Innisfree. These results do not include (i) shares voted on the blue proxy card distributed by Elliott Management Corporation and certain of its affiliates (together, “Elliott”) outside of the system maintained by Broadridge Financial Solutions, Inc. (“Broadridge”); (ii) shares which (A) were not represented by a white proxy card returned to the Company, (B) are not otherwise known to have been voted at the meeting and (C) either (x) for which legal proxies were issued (excluding shares represented by legal proxies believed to be held by Elliott and voted at the Annual Meeting) or (y) are held in registered name and for which a white proxy card was not returned; or (iii) shares voted that Innisfree could not definitively match with a shareholder identified as being a record or beneficial holder of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”) as of the record date for the Annual Meeting. Further, these preliminary results do not reflect the impact of any revocations of votes previously submitted on the white proxy card either through in-person voting at the Annual Meeting or through the submission of a later-dated blue proxy card outside of the Broadridge system.

In addition to being incomplete for the reasons described above, these results are preliminary only and are subject to change based on the final certification of the voting results by the independent Judge of Election for the Annual Meeting, IVS Associates, Inc. (“IVS”). The Company will file an amendment to this Current Report on Form 8-K to disclose the final voting results after receiving IVS’s final certified report.

As of the close of business on March 1, 2017, the record date for the Annual Meeting, there were 440,644,293 shares of common stock outstanding and entitled to vote. Based on the preliminary results from Innisfree and subject to the qualifications set forth above, at least 319,163,201 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing approximately 72.43 percent of the shares entitled to be voted.

As more fully described in the Company’s proxy statement, the vote required for approval or election was as follows: the five director nominees receiving the highest number of votes cast were elected (Item 1); approval of Items 2, 3, 4 and 9 required the favorable vote of a majority of the votes cast; and approval of Items 5, 6, 7 and 8 required the favorable vote of the holders of 80% of the shares of common stock outstanding and entitled to vote as provided in Articles SEVENTH and EIGHTH of Arconic’s Articles of Incorporation.

The preliminary tabulation from Innisfree of voting results (subject to the caveats noted above) for the election of directors and other proposals are set forth below.

Item 1. Based on the preliminary results from Innisfree, the Company’s shareholders elected the following nominees to the Arconic Board of Directors, each for a three-year term: Christopher L. Ayers, Elmer L. Doty, David P. Hess, Patrice E. Merrin, and Ulrich R. Schmidt.

Arconic Board of Directors’ Nominees

Nominee	For	Withhold

David P. Hess	183,423,990	2,342,474

Ulrich R. Schmidt	315,998,179	3,056,898

Elliott’s Nominees

Nominee	For	Withhold

Christopher L. Ayers	183,333,165	1,057,581

Elmer L. Doty	183,382,098	1,008,648

Patrice E. Merrin	152,196,358	32,194,388

Item 2. Based on the preliminary results from Innisfree, the proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as Arconic’s independent registered public accounting firm for 2017 was approved based upon the following votes:

For	Against	Abstain

312,656,859	4,567,345	1,830,615

Item 3. Based on the preliminary results from Innisfree, the proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

For	Against	Abstain

286,259,091	20,963,641	8,654,791

Item 4. Based on the preliminary results from Innisfree, the advisory vote on the frequency of future advisory votes on executive compensation received the following votes, with the “one year” frequency receiving the highest number of votes:

One Year	Two Years	Three Years	Abstain

286,109,482	4,574,832	24,726,486	3,643,981

Item 5. Based on the preliminary results from Innisfree, the proposal to approve an amendment of the Articles of Incorporation to eliminate the supermajority voting requirement in the Articles of Incorporation regarding amending Article SEVENTH (fair price protection) did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain

311,219,654	4,420,270	3,414,896

Item 6. Based on the preliminary results from Innisfree, the proposal to approve an amendment of the Articles of Incorporation to eliminate the supermajority voting requirement in the Articles of Incorporation regarding amending Article EIGHTH (director elections) did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain

311,111,152	4,571,930	3,371,734

Item 7. Based on the preliminary results from Innisfree, the proposal to approve an amendment of the Articles of Incorporation to eliminate the supermajority voting requirement in the Articles of Incorporation relating to the removal of directors did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain

311,382,443	4,351,778	3,428,980

Item 8. Based on the preliminary results from Innisfree, the proposal to approve an amendment of the Articles of Incorporation to eliminate the classification of the Board of Directors did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain

311,031,667	4,564,572	3,458,728

Item 9. Based on the preliminary results from Innisfree, the shareholder proposal (simple majority vote) was approved based upon the following votes:

For	Against	Abstain

310,722,701	4,662,414	3,669,704

(c) As previously disclosed, on May 22, 2017, Arconic entered into a settlement agreement (the “Agreement”) with Elliott Associates, L.P., a Delaware limited partnership, Elliott International, L.P., a Cayman Islands limited partnership, and Elliott International Capital Advisors Inc., a Delaware corporation. Information regarding the Agreement was included in Item 1.01 of the Company’s Current Report on Form 8-K filed May 22, 2017 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

Dated: June 1, 2017	By:	/s/ Katherine H. Ramundo
	Name:	Katherine H. Ramundo
	Title:	Executive Vice President, Chief Legal Officer and Secretary